UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2007

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 5, 2007 AMERIGROUP Corporation (the "Corporation") issued a press release announcing that the controlling members of Memphis Managed Care Corporation ("MMCC") have approved the sale of substantially all of the assets of MMCC, including the TLC Family Health Care Plan, to AMERIGROUP Tennessee, Inc. d/b/a AMERIGROUP Community Care of Tennessee, a wholly-owned subsidiary of the Corporation, for $12,000,000 at closing plus additional consideration if the Corporation bids successfully to enter the TennCare program as a full-risk contractor in West Tennessee. AMERIGROUP will fund the acquisition through available unregulated cash. The transaction is expected to close in the fourth quarter of 2007, subject to regulatory approval by the State of Tennessee. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

September 6, 2007	By:	James W. Truess

Name: James W. Truess
Title: Executive Vice President and Cheif Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 5, 2007 by AMERIGROUP Corporation